Q4 ’20 & FY ’20 EARNINGS RESULTS

2 Forward-Looking Statements and Other Matters This presentation may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the effect of the COVID-19 pandemic on our business and growth prospects and on our tenants’ business; market demand for ground lease capital; the Company’s ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the possibility that the COVID-19 pandemic will have a delayed adverse impact on our financial results, along with the uncertainty created by the pandemic, our results for the period may not be indicative of future results. Similarly, our Ground Rent Coverage and UCA as of December 31, 2020 are likely to decline with respect to certain properties in future periods due to the continuing impact of the pandemic and the fact that certain metrics that we report and monitor may not reflect the full effects of the pandemic as of their dates of determination. Readers are urged to read our Annual Report on Form 10-K for the year ended December 31, 2020 when it is filed with the SEC for a more fulsome discussion of our annual results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Investor Relations Contact Jason Fooks 212.930.9400 investors@safeholdinc.com

3 $1.3B Closed and Signed PSAs in Q3’19 Q4 ‘20 & FY ‘20 Highlights 3 % FY Y/Y EPS Growth #1 Best Performing Nareit Stock 100% Ground Rent Received Increasing Scale and Strength $331m New Investment Activity $3.2b Ground Lease Portfolio 13 Record # of Ground Leases Closed $700m Purchasing Power(1) Baa1/BBB+ Moody’s/Fitch Award Investment Grade Credit Ratings $600m Total Upsized Capacity of Revolver(2) Positioned for Growth in 2021 Growing Momentum in Q4 ‘20 Strong Performance in 2020 (1) Assumes our target leverage of 2x debt to equity and calculated using cash and revolving credit facility availability of $233m without pledging any additional assets under the facility. (2) Subsequent to the end of the quarter, added new bank to revolving credit facility and upsized by $42.5m to $600m.

Earnings Results

	Quarterly Results			FY Results		
	Q4 '20	Q4 '19	Y/Y Growth	FY '20	FY '19	Y/Y Growth
Revenue	$39.9m	$29.6m	+35%	$155.4m	$93.4m	+66%
Net Income *(Gross of NCI)*	$15.3m	$11.2m	+37%	$59.5m	$33.7m	+76%
EPS *(Diluted)*	$0.29	$0.25	+15%	$1.17	$0.89	+31%

4

Portfolio Expansion

(Aggregate Gross Book Value)



10x
Growth Since IPO
$0.3b
$0.5b
$0.9b
$2.7b
$3.2b
IPO (6/22/2017)
Q4 '17
Q4 '18
Q4 '19
Q4 '20

$331m

Q4 '20 Investment Activity

- 5.1% w.a. Underwritten Effective Yield[1]
- 4.7% w.a. Effective Yield
- 41% w.a. GLTV
- 3.8x w.a. Rent Coverage
- 13 ground lease transactions
- 8 markets
- 8 new clients

Note: Please see the "Important Note re COVID-19" in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation and Glossary for more details.

(1) Investments this quarter include one or more existing ground leases that contain rent escalators based on (i) a percentage of revenues the building generates, (ii) changes in CPI and/or (iii) periodic fair market valuations of the land. For purposes of calculating the Underwritten Effective Yield of such ground leases over their lease term, our underwriting makes assumptions that building revenues, CPI and land values grow by no more than 2% annually.

5

6 Geographic Breakdown (Current Portfolio Gross Book Value: $3,201m) Detroit Milwaukee Central 3% Minneapolis Nashville West 22% Southwest 8% Southeast 9% Northeast 40% Mid-Atlantic 18% Washington, D.C. Philadelphia Atlanta Raleigh-Durham Orlando Tampa MiamiSarasota Austin Dallas San Antonio Los Angeles San Francisco San Jose Portland Seattle Honolulu Salt Lake City New Haven New York Phoenix San Diego Denver

7 Portfolio Metrics (Current Portfolio Gross Book Value: $3,201m) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. (1) Refer to the Glossary in the Appendix for yield calculations and additional details. (2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Annualized Yield 5.4% ($174m Annualized In-Place GAAP Rent, Net) Annualized Cash Yield 3.5% ($111m Annualized In-Place Cash Rent) Yield Metrics(1) Lease Term Property Type W.A. Rent Coverage 3.4x W.A. GLTV 40% Credit Metrics(2) Office 56% Multifamily 26% Hotel 17%Other 1% Property Type >60 yrs 89% <20 yrs 7% 20-60 yrs 4% Lease Term Remaining w/ Ext. (W.A. 88 Years)

8 Strong Stock Performance $20.00 $28.00 $34.00 $46.88 $61.00 $80.87 IPO (6/22/17) FO (8/7/19) FO (11/19/19) FO (3/18/20) FO (11/10/20) Current (2/10/21) 47% Share Price CAGR #1 Best Performing Nareit Stock in 2020 82% Total Shareholder Return in 2020 $121m Equity Raised in Q4 ’20 at $61 per share Dates of Equity Offerings

9 “The ratings reflect SAFE’s focus on the relatively low-risk ground lease asset class, which is characterized by growing, long-dated revenue streams and significant overcollateralization, strong asset quality performance, consistent profitability, a scalable business model, low leverage, long- duration funding, solid dividend coverage, and the company’s relationship with iStar Inc., which provides access to sponsor relationships and industry expertise.” - Fitch Ratings “Safehold has been making inroads modernizing ground leases in the U.S. in the market that has historically been somewhat undeveloped and fragmented. Modernized ground leases’ long-term nature as well as their substantial asset protection support Safehold’s robust asset quality.” - Moody’s Investors Services Investment Grade Credit Ratings BBB+ Fitch Credit Rating Outlook: Stable Baa1 Moody’s Credit Rating Outlook: Stable In February, Safehold was awarded investment grade credit ratings, reflecting the high quality, long duration nature of its portfolio

10 Capital Structure (1) Market cap calculated as of 2/10/21 with a share price of $80.87. (2) Includes $0.2b of debt, which represents Safehold’s pro-rata share of debt associated with non-consolidated joint ventures (equity method investments). Excludes the revolving credit facility, which had a $0.2b outstanding balance at December 31, 2020. (3) Portfolio generates a 3.5% w.a. Annualized Cash Yield or ~40bps positive cash spread. $233m cash and revolving credit facility availability $700m purchasing power (assuming 2x leverage) 0.4x debt / equity market cap(1) 1.2x debt / book equity ~140 bps accretive spread – 5.4% w.a. Annualized Yield of portfolio – 4.0% w.a. Effective Interest Rate 3.1% w.a. Cash Interest Rate(3) 31 years w.a. maturity In Q4, added new bank to revolving credit facility and upsized by $32.5m Subsequent to the end of the quarter, added new bank to revolving credit facility and upsized by $42.5m to $600m $1.7b Total Debt(2) $1.4b Book Equity $4.3b Equity Market Cap(1)

11 $5.5b $4.8b $1.8b $1.1b $0.4b Q4 '20Q4 '19Q4 '18Q4 '17IPO (6/22/2017) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. (1) Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE relies in part on CBRE’s appraisals of the Combined Property Value, or CPV, of our portfolio in calculating UCA. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For unfunded commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on February 11, 2021 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated from time to time in our subsequent periodic reports, filed with the SEC, for a discussion of risk factors related to these calculations. The Company formed a wholly-owned subsidiary called “CARET” that is structured to track and capture UCA to the extent UCA is realized upon expiration of our ground leases, sale of our land and ground leases or other certain events. Under a shareholder-approved plan, management has the right to participate in up to 15% of UCA under certain circumstances, subject to time-based vesting. See the Company’s 2019 proxy statement for additional information on the long-term incentive plan. Unrealized Capital Appreciation (UCA) 12x UCA Growth Since IPO(1)

12 APPENDIX

13 Income Statements Appendix Note: Figures in thousands except for share amounts. For the three months ended Dec 31, For the twelve months ended Dec 31, 2020 2019 2020 2019 Revenues: Operating lease income $17,252 $17,227 $72,340 $72,071 Interest income from sales-type leases 22,529 11,697 81,844 18,531 Other income 128 662 1,243 2,794 Total revenues $39,909 $29,586 $155,427 $93,396 Costs and expenses: Interest expense $16,543 $11,653 $64,354 $29,868 Real estate expense 653 590 2,480 2,673 Depreciation and amortization 2,369 2,348 9,433 9,379 General and administrative 5,809 3,883 22,733 14,435 Other expense 49 300 243 899 Total costs and expenses $25,423 $18,774 $99,243 $57,254 Income from operations before other items $14,486 $10,812 $56,184 $36,142 Loss on early extinguishment of debt - - - (2,011) Earnings (losses) from equity method investments 832 356 3,304 (403) Net income $15,318 $11,168 $59,488 $33,728 Net (income) attributable to non-controlling interests (48) (49) (194) (6,035) Net income attributable to Safehold Inc. $15,270 $11,119 $59,294 $27,693 and allocable to common shareholders Weighted avg. share count (basic) 52,264 43,651 50,688 31,008 Weighted avg. share count (diluted) 52,275 43,651 50,697 31,008 Earnings per share (basic & diluted) $0.29 $0.25 $1.17 $0.89

14 Balance Sheets Appendix Note: Figures in thousands. December 31, 2020 December 31, 2019 Assets: Real estate: Real estate, at cost $752,420 $687,902 Less: accumulated depreciation (22,314) (16,286) Real estate, net $730,106 $671,616 Real estate-related intangibles assets, net 242,166 242,837 Total real estate, net and real estate-related intangible assets, net $972,272 $914,453 Net investment in sales-type leases 1,305,519 984,598 Ground Lease receivables, net 577,457 397,087 Equity investments in Ground Leases 129,614 127,524 Cash and cash equivalents 56,948 22,704 Restricted cash 39,519 24,078 Deferred operating lease income receivable 93,307 58,303 Deferred expenses and other assets, net 34,334 37,814 Total assets $3,208,970 $2,566,561 Liabilities: Accounts payable, accrued expenses, and other liabilities $76,673 $43,008 Real estate-related intangible liabilities, net 66,268 57,333 Debt obligations, net 1,684,726 1,372,922 Total liabilities $1,827,667 $1,473,263 Equity: Safehold Inc. shareholders' equity: Common stock $532 $478 Additional paid-in capital 1,412,107 1,132,603 Retained earnings (accumulated deficit) 23,945 (2,146) Accumulated other comprehensive loss (57,461) (39,123) Total Safehold Inc. shareholders' equity $1,379,123 $1,091,812 Noncontrolling interests $2,180 $1,486 Total equity $1,381,303 $1,093,298 Total liabilities and equity $3,208,970 $2,566,561

15 Portfolio Reconciliation Appendix Note: $ in millions. Figures in the reconciliation table may not foot due to rounding. IPO (6/22/17) 12/31/17 12/31/18 12/31/19 12/31/20 Net investment in Sales-Type Leases - - - $985 $1,306 Ground Lease receivables, net - - - $397 $577 Pro-rata interest in Sales-Type Leases held as equity method investments - - - $340 $345 Real estate, net (Operating Leases) $265 $409 $660 $672 $730 Add: Accumulated depreciation 1 4 10 16 22 Add: Lease intangible assets, net 123 139 263 243 242 Add: Accumulated amortization 1 3 9 16 23 Add: Other assets - - - 24 23 Less: Lease intangible liabilities, net (51) (58) (58) (57) (66) Less: Non-controlling interest - - (2) (2) (2) Gross Book Value $339 $497 $883 $2,634 $3,201 Unfunded Commitments - 34 64 81 19 Aggregate Gross Book Value $339 $531 $947 $2,715 $3,219 Less: Accruals to net investment in leases and ground lease receivables - - - (7) (42) Aggregate Cost Basis $339 $531 $947 $2,708 $3,177

16 Glossary Aggregate Cost Basis Represents Cost Basis plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Aggregate Gross Book Value Represents the Current Portfolio plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Annualized Cash Yield Calculated as the annualized base Cash Rent plus Percentage Rent divided by Gross Book Value. Annualized Yield Calculated as the annualized base GAAP Rent, Net plus Percentage Rent divided by Gross Book Value. Cash Interest Rate The current cash interest rate of debt. Cash Rent Represents base ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to unfunded commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include unfunded commitments. Effective Yield Computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our cost of the land. Effective Interest Rate Represents the all-in stated interest rate over the term of debt based on the contractual future payments owed excluding the effect of debt premium, discount and deferred financing costs. GAAP Rent Current quarter revenue from operating and sales-type leases recognized by GAAP. GAAP Rent, Net GAAP Rent less depreciation & amortization. This includes the amortization of a right of use asset recorded as real estate expense (totals $1.4m annualized). Includes our proportionate share of amortization from our equity method investment. Gross Book Value (GBV) Represents Cost Basis plus accrued interest on sales-type leases. Ground Lease-to-Value (GLTV) Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar to the concept of the LTV metric used in the loan market. Owned Residual Portfolio Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the property and tenant improvements at the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM percentage rent of ground lease assets. Property NOI Represents the net operating income (NOI) of the building/Safehold’s ground lease tenant prior to paying ground lease rent. Rent Coverage The ratio of Property NOI as provided by the building owner or estimated Property NOI to the annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ Ground Lease A ground lease originated and structured by Safehold. Underwritten Effective Yield The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value, revenue, and CPI grow by no more than 2%. Unrealized Capital Appreciation (UCA) Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company tracks UCA because we believe it provides relevant information with regard to the three key investment characteristics of our ground leases: (1) the safety of our position in a tenant’s capital structure; (2) the quality of the long-term cash flows generated by our portfolio rent that increases over time; and (3) increases and decreases in CPV of the portfolio that will ultimately revert to us. Appendix